Exhibit 1.5

ANNEX B

SVS TERMS AND CONDITIONS

(Annex B) SVS TERMS AND CONDITIONS Brembo N.V. Draft dated 15 June 2023

TERMS AND CONDITIONS FOR SPECIAL VOTING SHARES

These terms and conditions (these “SVS Terms”) will apply to the allocation, acquisition, conversion, holding, sale, repurchase and transfer of special voting shares in the share capital of Brembo N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands (the “Company” or “Brembo”).

1.	DEFINITIONS AND INTERPRETATION

In these SVS Terms (including the Schedules), save where explicitly provided otherwise, the capitalised words and expressions shall have the meanings specified or referred to in Schedule 1.

2.	PURPOSE OF SPECIAL VOTING SHARES

The sole purpose of Special Voting Shares is to encourage long-term shareholder participation in a manner that reinforces the Company’s stability, as well as to provide the Company with enhanced flexibility in pursuing strategic investment opportunities in the future and, in connection therewith, the use of Ordinary Shares as currency.

3.	ADMINISTRATION

3.1.	The Company will effectuate the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares.

3.2.
In accordance with a Power of Attorney, the Company shall accept instructions from a Shareholder to act on its behalf in connection with the allocation, acquisition, sale, repurchase and transfer of Special Voting Shares.

3.3.
The Company delegates its powers and duties under these SVS Terms in whole or in part to an agent (the “Agent”). The Agent, on behalf of the Company, (i) represents the Company and effectuates and signs all relevant documentation in respect of the Special Voting Shares, including, without limitation, deeds, confirmations, acknowledgements, transfer forms and entries in the Loyalty Register; (ii) receives communications, applications and requests pursuant to these SVS Terms and keeps records of the relevant correspondences and documentation; and (iii) keeps and updates the Loyalty Register. On [●] 2023, the Board has appointed Computershare [●] as Agent. The Company shall ensure that up-to-date contact details of the Agent will be published on the Company’s corporate website (www.brembo.com).

3.4.	Each Shareholder will inform the Company and the Agent immediately of any changes to the information included in the Loyalty Register in relation to such Shareholder.

3.5.
All costs of administration in connection with these SVS Terms, any Power of Attorney, any Initial Deed of Allocation, any Deed of Allocation, any Deed of Retransfer and any Conversion Statement, shall be for the account of the Company.

4.	APPLICATION FOR SPECIAL VOTING SHARES – LOYALTY REGISTER

4.1.
A Shareholder may at any time opt to become eligible for Special Voting Shares by requesting the Company – through the Agent – to register one or more Ordinary Shares in the Loyalty Register. Such a request (a “Request”) has to be made by the relevant Shareholder via its Intermediary, by submitting (i) a duly completed Election Form and (ii) a confirmation from the relevant Intermediary that such Shareholder holds ownership (including voting rights attached thereto) to the Ordinary Shares included in the Request.

4.2.
Together with the Election Form, the relevant Shareholder must submit a duly signed Power of Attorney, irrevocably instructing and authorising the Company and the Agent to act on its behalf and to represent such Shareholder in connection with the issuance, allocation, acquisition, conversion, sale, repurchase and transfer of Special Voting Shares in accordance with and pursuant to these SVS Terms.

4.3.
The Company and the Agent may establish an electronic registration system to allow for the submission of Requests by email or other electronic means of communication. The Company will publish the procedure and details of any such electronic facility, including registration instructions, on its corporate website.

4.4.
Upon receipt of (i) the Election Form, (ii) the Intermediary’s confirmation, if applicable, as referred to in clause 4.1, and (iii) the Power of Attorney, the Company – through the Agent – will examine such documents and use its reasonable efforts to inform the relevant Shareholder, through its Intermediary, as to whether the Request is accepted or rejected within ten (10) Business Days of receipt of the aforementioned documents. The Company or the Agent may reject a Request for reasons of incompleteness or incorrectness of the Election Form, the Intermediary’s confirmation, if applicable, as referred to in clause 4.1 or the Power of Attorney, or in case of serious doubts with respect to the validity or authenticity of such documents. If the Company – through the Agent – requires further information from the relevant Shareholder to process the Request, then such Shareholder shall provide all necessary information and assistance required in connection therewith.

4.5.
If the Request is accepted, then the relevant Ordinary Shares will be taken out of the relevant Book Entry System and will be registered in the Loyalty Register in the name of the requesting Shareholder.

4.6.
Without prejudice to clause 4.7, the registration of Ordinary Shares in the Loyalty Register will not affect the nature or value of such shares, nor any of the rights attached thereto. They will continue to be part of the class of Ordinary Shares in which they were issued, and a listing on Euronext Milan or any other stock exchange shall continue to apply to such shares. All Ordinary Shares shall be identical in all respects.

4.7.
The Company and the Agent will establish a procedure with Monte Titoli S.p.A. to facilitate the movement of Ordinary Shares from the relevant Book Entry System into the Loyalty Register, and vice versa.

5.	ALLOCATION OF SPECIAL VOTING SHARES A

5.1.
Without prejudice to the Initial Allocation under Article 14, as per the date on which an Electing Ordinary Share has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS A Qualification Date”), such Electing Ordinary Share will become a Qualifying Ordinary Share A and the holder thereof will be entitled to acquire one (1) Special Voting Share A in respect of each of such Qualifying Ordinary Share A. A transfer of Electing Ordinary Shares to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 5.1.

5.2.
In addition to clause 5.1, the uninterrupted period of one (1) year as referred to in clause 5.1 starts on the date of the initial registration in the Italian Special Register in respect of a Brembo share whose request for registration into the Italian Special Register has been validly submitted to the Company during the period as from the Final Term (excluded) until the Redomiciliation Effective Date (included). For this purpose, the shares registered in the Italian Special Register will be automatically registered in the Loyalty Register on the Redomiciliation Effective Date. In order to confirm such registration and carry over the holding period from the Italian Special Register, Shareholders with Ordinary Shares Registered in the Italian Special Register after the Final Term must submit a duly completed Registration Confirmation Form and Power of Attorney as referred to in clause 4.2 no later than ten (10) Business Days from the Redomiciliation Effective Date. Subject to the completeness and correctness of the Registration Confirmation Form and the Power of Attorney (to which clause 4.4 shall apply mutatis mutandis) the Ordinary Shares held by such Shareholders on the Redomiciliation Effective Date will become Electing Ordinary Shares as from the Redomiciliation Effective Date.

5.3.
On the SVS A Qualification Date, the Company – through the Agent, acting on behalf of both the Company and the relevant Qualifying Shareholder – will effectuate the execution of a Deed of Allocation pursuant to which such number of Special Voting Shares A will be issued and allocated to the Qualifying Shareholder as will correspond to the number of newly Qualifying Ordinary Shares A.

5.4.
Any allocation of Special Voting Shares A to a Qualifying Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The nominal value (nominale waarde) of newly issued Special Voting Shares A will be charged to the Special Capital Reserve.

6.	ALLOCATION OF SPECIAL VOTING SHARES B

6.1.
Without prejudice to the Initial Allocation under Article 14, as per the date on which a Qualifying Ordinary Share A has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS B Qualification Date”), such Qualifying Ordinary Share A will become a Qualifying Ordinary Share B and the holder thereof will be entitled to acquire one Special Voting Share B in the manner set out in clause 6.3 in respect of such Qualifying Ordinary Share B. A transfer of Qualifying Ordinary Shares A to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 6.1.

6.2.
In addition to clause 6.1, the SVS B Qualification Date will be the earlier in time between (a) the expiration of the uninterrupted period of one (1) year as referred to in clause 6.1 and (b) the expiration of the uninterrupted period of two (2) years starting from the date of initial registration in the Italian Special Register, in respect of a Brembo share (i) which has not increased yet its voting right (maggiorazione del diritto di voto) under Italian law; (ii) whose request for registration has been validly submitted to the Company before the Announcement Date (excluded) in the Italian Special Register in accordance with applicable Italian law; and (iii) whose holder is a Shareholder with Ordinary Shares Registered in the Italian Special Register before the Announcement Date and has validly submitted to the Company an Initial Election Form and a Power of Attorney in respect of such share.

6.3.
On the SVS B Qualification Date, the Company – through the Agent, acting on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares A corresponding to the number of Qualifying Ordinary Shares B will automatically convert into an equal number of Special Voting Shares B.

6.4.
The conversion of Special Voting Shares A to Special Voting Shares B will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares A and the Special Voting Shares B will be charged to the Special Capital Reserve.

7.	ALLOCATION OF SPECIAL VOTING SHARES C

7.1.
As per the date on which a Qualifying Ordinary Share B has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS C Qualification Date”), such Qualifying Ordinary Share B will become a Qualifying Ordinary Share C and the holder thereof will be entitled to acquire one (1) Special Voting Share C in the manner set out in clause 7.2 in respect of such Qualifying Ordinary Share C. A transfer of Qualifying Ordinary Shares B to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 7.1.

7.2.
On the SVS C Qualification Date, the Company – through the Agent, acting on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares B corresponding to the number of Qualifying Ordinary Shares C will automatically convert into an equal number of Special Voting Shares C.

7.3.
The conversion of Special Voting Shares B to Special Voting Shares C will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares B and the Special Voting Shares C will be charged to the Special Capital Reserve.

8.	ALLOCATION OF SPECIAL VOTING SHARES D

8.1.
As per the date on which a Qualifying Ordinary Share C has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS D Qualification Date”), such Qualifying Ordinary Share C will become a Qualifying Ordinary Share D and the holder thereof will be entitled to acquire one (1) Special Voting Share D in the manner set out in clause 8.2 in respect of such Qualifying Ordinary Share D. A transfer of Qualifying Ordinary Shares C to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 8.1.

8.2.
On the SVS D Qualification Date, the Company – through the Agent, acting on behalf of the Company - will issue a Conversion Statement pursuant to which the Special Voting Shares C corresponding to the number of Qualifying Ordinary Shares D will automatically convert into an equal number of Special Voting Shares D.

8.3.
The conversion of Special Voting Shares C to Special Voting Shares D will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares C and the Special Voting Shares D will be charged to the Special Capital Reserve.

9.	ALLOCATION OF SPECIAL VOTING SHARES E

9.1.
As per the date on which a Qualifying Ordinary Share D has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS E Qualification Date”), such Qualifying Ordinary Share D will become a Qualifying Ordinary Share E and the holder thereof will be entitled to acquire one (1) Special Voting Share E in the manner set out in clause 9.2 in respect of such Qualifying Ordinary Share E. A transfer of Qualifying Ordinary Shares D to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 9.1.

9.2.
On the SVS E Qualification Date, the Company – through the Agent, acting on behalf of the Company - will issue a Conversion Statement pursuant to which the Special Voting Shares D corresponding to the number of Qualifying Ordinary Shares E will automatically convert into an equal number of Special Voting Shares E.

9.3.
The conversion of Special Voting Shares D to Special Voting Shares E will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares D and the Special Voting Shares E will be charged to the Special Capital Reserve.

10.	ALLOCATION OF SPECIAL VOTING SHARES F

10.1.
As per the date on which a Qualifying Ordinary Share E has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS F Qualification Date”), such Qualifying Ordinary Share E will become a Qualifying Ordinary Share F and the holder thereof will be entitled to acquire one (1) Special Voting Share F in the manner set out in clause 10.2 in respect of such Qualifying Ordinary Share F. A transfer of Qualifying Ordinary Shares E to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 10.1.

10.2.
On the SVS F Qualification Date, the Company – through the Agent, acting on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares E corresponding to the number of Qualifying Ordinary Shares F will automatically convert into an equal number of Special Voting Shares F.

10.3.
The conversion of Special Voting Shares E to Special Voting Shares F will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares E and the Special Voting Shares F will be charged to the Special Capital Reserve.

11.	ALLOCATION OF SPECIAL VOTING SHARES G

11.1.
As per the date on which a Qualifying Ordinary Share F has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS G Qualification Date”), such Qualifying Ordinary Share F will become a Qualifying Ordinary Share G and the holder thereof will be entitled to acquire one (1) Special Voting Share G in the manner set out in clause 11.2 in respect of such Qualifying Ordinary Share G. A transfer of Qualifying Ordinary Shares F to a Loyalty Transferee shall not be deemed to interrupt the two (2) year holding period referred to in this clause 11.1.

11.2.
On the SVS G Qualification Date, the Company – through the Agent, on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares F corresponding to the number of Qualifying Ordinary Shares G will automatically convert into an equal number of Special Voting Shares G.

11.3.
The conversion of Special Voting Shares F to Special Voting Shares G will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares F and the Special Voting Shares G will be charged to the Special Capital Reserve.

12.	ALLOCATION OF SPECIAL VOTING SHARES H

12.1.
As per the date on which a Qualifying Ordinary Share G has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS H Qualification Date”), such Qualifying Ordinary Share G will become a Qualifying Ordinary Share H and the holder thereof will be entitled to acquire one (1) Special Voting Share H in the manner set out in clause 12.2 in respect of such Qualifying Ordinary Share H. A transfer of Qualifying Ordinary Shares G to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 12.1.

12.2.
On the SVS H Qualification Date, the Company – through the Agent, on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares G corresponding to the number of Qualifying Ordinary Shares H will automatically convert into an equal number of Special Voting Shares H.

12.3.
The conversion of Special Voting Shares G to Special Voting Shares H will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares G and the Special Voting Shares H will be charged to the Special Capital Reserve.

13.	ALLOCATION OF SPECIAL VOTING SHARES I

13.1.
As per the date on which a Qualifying Ordinary Share H has been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee for an uninterrupted period of one (1) year (the “SVS I Qualification Date”), such Qualifying Ordinary Share H will become a Qualifying Ordinary Share I and the holder thereof will be entitled to acquire one (1) Special Voting Share I in the manner set out in clause 13.2 in respect of such Qualifying Ordinary Share I. A transfer of Qualifying Ordinary Shares H to a Loyalty Transferee shall not be deemed to interrupt the one (1) year holding period referred to in this clause 13.1.

13.2.
On the SVS I Qualification Date, the Company – through the Agent, acting on behalf of the Company – will issue a Conversion Statement pursuant to which the Special Voting Shares H corresponding to the number of Qualifying Ordinary Shares I will automatically convert into an equal number of Special Voting Shares I.

13.3.
The conversion of Special Voting Shares H to Special Voting Shares I will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The difference between the nominal value (nominale waarde) of the converted Special Voting Shares H and the Special Voting Shares I will be charged to the Special Capital Reserve.

14.	INITIAL ALLOCATION

14.1.	In addition to the allocation of:

a.
Special Voting Shares A pursuant to clause 5.1, each Brembo share which (i) has not increased yet its voting right (maggiorazione del diritto di voto) under Italian law and (ii) has been registered (or has been validly requested to be registered) in the Italian Special Register prior to the Final Term (included) in accordance with applicable Italian law, gives a right to acquire a Special Voting Share A with effect as from the Redomiciliation Effective Date; and

b.
Special Voting Shares B pursuant to clause 6.1, each Brembo share which, before the Redomiciliation Effective Date (included), has its voting right increased (maggiorazione del diritto di voto) under Italian law, gives a right to acquire a Special Voting Share B with effect as from the Redomiciliation Effective Date,

(each, the “Initial Allocation”).

In light of the above, (i) Shareholders with Ordinary Shares Registered in the Italian Special Register before the Announcement Date and Shareholders with Ordinary Shares Registered in the Italian Special Register between the Announcement Date and the Final Term will be entitled to request the Initial Allocation of Special Voting Share A; and (ii) Shareholders with Increased Voting Rights under Italian law will be entitled to request the Initial Allocation of Special Voting Share B, with the procedures set out below.

14.2.
For the purpose of the Initial Allocation, the shares registered in the Italian Special Register will be automatically registered in the Loyalty Register on the Redomiciliation Effective Date. In order to confirm such registration and to acquire Special Voting Shares A or Special Voting Shares B (as the case may be) at the Initial Allocation, Shareholders must:

a.	submit a duly completed Initial Election Form and Power of Attorney no later than ten (10) Business Days from the Redomiciliation Effective Date, and

b.	continue to hold the relevant Company shares included in the Initial Election Form from the Redomiciliation Effective Date until the date of Initial Allocation.

The Shareholders who make use of the Initial Allocation hereinafter referred to as the “Initial Electing Shareholders”.

14.3.	Clause 4.4 shall apply to the Initial Election Form and the Power of Attorney mutatis mutandis.

14.4.
The Ordinary Shares held following the Redomiciliation and elected for the Initial Allocation after completion of the Redomiciliation (the “Initial Electing Ordinary Shares”) will be considered Qualifying Ordinary Shares A or Qualifying Ordinary Shares B, as applicable, as from the Redomiciliation Effective Date.

14.5.
The Company – through the Agent, acting on behalf of both the Company and the Initial Electing Shareholders – will effectuate the allocation of the Special Shares A or Special Shares B, as applicable, by way of execution of an Initial Deed of Allocation.

14.6.
Any allocation of Special Shares A or Special Shares B, as applicable, to an Initial Electing Shareholder will be effectuated for no consideration (om niet) and be subject to these SVS Terms. The nominal value (nominale waarde) of newly issued Special Shares A or Special Shares B, as applicable, will be charged to the Special Capital Reserve.

15.	VOLUNTARY DE-REGISTRATION

15.1.
A Shareholder who is registered in the Loyalty Register may at any time request the Company – through the Agent – to transfer some or all of its Ordinary Shares registered from the Loyalty Register to the relevant Book Entry System. Such a request (a “De-Registration Request”) will need to be made by the relevant Shareholder through its Intermediary, by submitting a duly completed De-Registration Form.

15.2.
A De-Registration Request may also be made by a Shareholder directly (i.e., not through the intermediary services of an Intermediary) to the Company – through the Agent – provided, however, that the Company and the Agent may in such case set additional rules and procedures to validate any such De-Registration Request, including, without limitation, the verification of the identity of the relevant Shareholder and the authenticity of such Shareholder’s submission.

15.3.
By means of, and as per the moment of, a Shareholder submitting the De-Registration Form, such Shareholder will have waived its rights to cast any votes that accrue to the Special Voting Shares concerned in the De-Registration Form.

15.4.
Upon receipt of the duly completed De-Registration Form, the Company – through the Agent – will examine such form and use its reasonable efforts to ensure that the Ordinary Shares as specified in the De-Registration Form will be transferred to the relevant Book Entry System within three (3) Business Days of receipt of the De-Registration Form.

15.5.	Upon de-registration from the Loyalty Register, such Ordinary Shares will no longer qualify as Initial Electing Ordinary Shares or Electing Ordinary Shares or Qualifying Ordinary Shares.

16.	TRANSFER RESTRICTIONS APPLICABLE ON SPECIAL VOTING SHARE

No Shareholder shall, directly or indirectly:

a.
sell, dispose of or transfer any Special Voting Share or otherwise grant any right or interest therein, unless the Shareholder is obliged to transfer Special Voting Shares in accordance with clause 18.2; or

b.	create or permit to exist any pledge, lien, fixed or floating charge or other encumbrance over any Special Voting Share or any interest in any Special Voting Share.

17.	MANDATORY RETRANSFERS OF SPECIAL VOTING SHARES

17.1.
A Shareholder will no longer be entitled to hold Special Voting Shares and must transfer its Special Voting Shares for no consideration (om niet) to either the Company or to a special purpose vehicle as referred to in Article 16.6 of the Articles in any of the following circumstances (each a “Mandatory Retransfer Event”):

a.	upon the de-registration from the Loyalty Register of Ordinary Shares in the name of that Shareholder in accordance with clause 15;

b.
upon any transfer by that Shareholder of Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares or otherwise the creation of a right of pledge or usufruct over such shares, except if such transfer or creation of right is a permitted transfer under clause 18;

c.	upon a breach of the transfer restrictions for the Special Voting Shares under clause 16; and

d.	upon the occurrence of a Change of Control in respect of that Shareholder.

17.2.	The retransfer obligation set forth in clause 17.1 applies to the Special Voting Shares connected to the Qualifying Ordinary Shares to which a Mandatory Retransfer Event relates.

17.3.
Upon the occurrence of a transfer of Qualifying Ordinary Shares to another party which does not qualify as a Loyalty Transferee the relevant Shareholder must promptly notify the Company – through the Agent – and must make a De-Registration Request as referred to in clause 15.1.

17.4.
Upon the occurrence of a Change of Control, the relevant Shareholder must promptly notify the Company – through the Agent – by submitting a Change of Control Notification and must make a De-Registration Request as referred to in clause 15.1.

17.5.
The retransfer of Special Voting Shares, in the circumstances as set out in clause 17.1, by the relevant Shareholder to the Company or to a special purpose vehicle as referred to in Article 16.6 of the Articles will be effectuated by execution of a Deed of Retransfer.

17.6.
If, and for as long as, a Shareholder is in breach of a notification obligation set forth in clause 17.3 or clause 17.4 and/or the retransfer obligation set forth in clause 17.1, the voting rights, the right to participate in a general meeting of the Company and any rights to distributions relating to the relevant Special Voting Shares will be suspended. The Company – through the Agent – will be irrevocably authorised to effectuate the offer and transfer on behalf of the Shareholder concerned.

17.7.
If the Company determines, in its sole discretion, that a Shareholder has taken any action to avoid the application of clause 16 or clause 17, the Company may determine that clauses 17.1 and 17.2 will be applied by analogy.

18.	PERMITTED TRANSFERS OF ORDINARY SHARES, PLEDGE AND USUFRUCT ON ORDINARY SHARES, LOYALTY REGISTER

18.1.
A Shareholder may transfer Initial Electing Ordinary Shares, Electing Ordinary Shares and Qualifying Ordinary Shares to a Loyalty Transferee, without moving these shares to the Book Entry System. The Loyalty Transferee and the transferring Shareholder are obliged to deliver the documentation evidencing the transfer if so requested by the Company.

18.2.	Upon a transfer of Qualifying Ordinary Shares to a Loyalty Transferee, the Special Voting Shares connected therewith must be transferred to such Loyalty Transferee as well.

18.3.
Without prejudice to clause 16.b, a Shareholder may create or permit the creation or existence of any right of pledge or usufruct over Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares in favour of a third party, without moving these shares to the Book Entry System, subject to, and provided that, no voting rights pertaining to such shares are actually transferred or assigned to the pledgee or usufructuary. If such voting rights are for whatever reason, either voluntary or automatically as a consequence of an event of default, subsequently transferred or assigned to the pledgee or usufructuary, a Mandatory Retransfer Event shall be deemed to have occurred. The Shareholder and the third party acquiring the right of pledge or usufruct, as the case may be, are obliged to deliver the documentation evidencing the existence of such right of pledge or usufruct if so requested by the Company.

19.	ISSUANCE OF NEW SPECIAL VOTING SHARES

19.1.
Special Voting Shares do not entitle to pre-emptive rights on the issuance of shares of any class and with respect to the issuance of Special Voting Shares no pre-emptive rights exist. Notwithstanding the previous sentence, in respect of an issuance of Ordinary Shares to all Shareholders (the “New Ordinary Shares”), subject to regulatory restrictions, whereby pre-emptive rights are not restricted or excluded, each holder of one or more Special Voting Shares will have a pre-emptive right to acquire such number of newly allotted Special Voting Shares (the “New Special Voting Shares”) to maintain the same proportion of Ordinary Shares and Special Voting Shares as a Shareholder holds prior to the issuance of New Ordinary Shares, with the understanding that:

a.	a holder of Special Voting Shares A may only subscribe to acquire New Special Voting Shares A;

b.	a holder of Special Voting Shares B may only subscribe to acquire New Special Voting Shares B;

c.	a holder of Special Voting Shares C may only subscribe to acquire New Special Voting Shares C;

d.	a holder of Special Voting Shares D may only subscribe to acquire New Special Voting Shares D;

e.	a holder of Special Voting Shares E may only subscribe to acquire New Special Voting Shares E;

f.	a holder of Special Voting Shares F may only subscribe to acquire New Special Voting Shares F;

g.	a holder of Special Voting Shares G may only subscribe to acquire New Special Voting Shares G;

h.	a holder of Special Voting Shares H may only subscribe to acquire New Special Voting Shares H; and

i.	a holder of Special Voting Shares I may only subscribe to acquire New Special Voting Shares I.

19.2.
For this purpose, the New Ordinary Shares will be automatically registered in the Loyalty Register with effect from the date of the original registration into the Loyalty Register of the Qualifying Ordinary Shares. Therefore, in respect of such New Special Voting Shares, the uninterrupted period for the allocation of the subsequent class of Special Voting Shares will start from the date on which the Qualifying Ordinary Shares of the same class of the relevant New Ordinary Shares has been registered in the Loyalty Register.

20.	BREACH, COMPENSATION PAYMENT

20.1.
In the event of a breach of any of the obligations of a Shareholder, that Shareholder must pay to the Company an amount for each Special Voting Share affected by the relevant breach (the “Compensation Amount”), which amount is the average closing price of an Ordinary Share on Euronext Milan calculated on the basis of the period of twenty (20) trading days prior to the day of the breach or, if such day is not a Business Day, the preceding Business Day, such without prejudice to the Company’s right to request specific performance.

20.2.
Clause 20.1 constitutes a penalty clause (boetebeding) as referred to in section 6:91 of the Dutch Civil Code. The Compensation Amount payment shall be deemed to be in lieu of, and not in addition to, any liability (schadevergoedingsplicht) of the relevant Shareholder towards the Company in respect of the relevant breach, so that the provisions of this clause 20 shall be deemed to be a “liquidated damages” clause (schadevergoedingsbeding) and not a “punitive damages” clause (strafbeding).

20.3.	To the extent possible, the provisions of section 6:92, subsections 1 and 3, of the Dutch Civil Code shall not apply.

21.	AMENDMENT OF THESE SVS TERM

21.1.
These SVS Terms have been adopted by the Board on 20 June 2023 and have been approved by the general meeting of Brembo on 27 July 2023, subject to the completion of the Redomiciliation and effective as per the Redomiciliation Effective Date.

21.2.
These SVS Terms may be amended pursuant to a resolution by the Board, subject to the approval of the general meeting of the Company. The approval of the general meeting of the Company will not be required if the amendment is merely technical or is required to ensure compliance with applicable laws or listings requirements.

21.3.	The Company shall publish any amendment of these SVS Terms on the Company’s corporate website and notify the Qualifying Shareholders of any such amendment through their Intermediaries.

22.	GOVERNING LAW, DISPUTES

22.1.	These SVS Terms are governed by and construed in accordance with the laws of the Netherlands.

22.2.	Any dispute in connection with these SVS Terms and/or the Special Voting Shares shall be submitted exclusively to the competent court in Amsterdam, the Netherlands.

SCHEDULE 1          DEFINITIONS AND INTERPRETATION

1.1.	Definitions

In these SVS Terms (including the Schedules), save where explicitly provided otherwise, the capitalised words and expressions shall have the following meanings:

Affiliate
an “Affiliate” of any person means any other person who, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such person; and for these purposes “controlling person” means any person who controls any other person; “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a person whether through the ownership of securities, by contract or agency or otherwise; and for these purposes the term “person” is deemed to include a company and a partnership; for the avoidance of doubt, “Affiliate” includes shareholders holding an interest of at least fifty percent (50%), subsidiaries (dochtermaatschappijen) and group companies (groepsmaatschappijen) within the meaning of articles 2:24a and 2:24b respectively of the Dutch Civil Code;

Agent	has the meaning given to it in clause 3.3;

Announcement Date	the date of the announcement of the Redomiciliation to the public (i.e., 20 June 2023).

Articles	the articles of association (statuten) of the Company as in effect from time to time following completion of the Redomiciliation;

Board	the board of directors (bestuur) of the Company;

Book Entry System	any book entry system in the country where the shares are listed from time to time;

Brembo or Company
alternatively (i) before the completion of the Redomiciliation Brembo S.p.A., a company with limited liability (Società per Azioni), incorporated under Italian law, with its registered office at Via Brembo, 25, Curno (Bergamo), Italy, and registered with the Italian Companies’ Register of Bergamo (Registro delle Imprese di Bergamo) under number 00222620163; and (ii) after the completion of the Redomiciliation Brembo N.V., a public company (naamloze vennootschap) under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands;

Business Day	a calendar day which is not a Saturday or a Sunday or a public holiday in the Netherlands or Italy and on which Euronext Milan is open for trading;

Change of Control
in respect of any Shareholder that is not an individual (natuurlijk persoon): any direct or indirect transfer in one or a series of transactions of (i) the ownership or control in respect of fifty per cent (50%) or more of the voting rights of such Shareholder, (ii) the de facto ability to direct the casting of fifty per cent (50%) or more of the votes exercisable at general meetings of such Shareholder; (iii) the ability to appoint or remove half or more of the directors, executive directors, board members or executive officers of such Shareholder or (iv) to direct the casting of fifty per cent (50%) or more of the voting rights at meetings of the board, governing body or executive committee of such Shareholder; provided that no Change of Control shall be deemed to have occurred if:

	a)	the transfer of ownership and/or control is the result of the succession mortis causa or the liquidation of assets between spouses, or inheritance, or inter vivos donation, or other transfer (including pursuant to a family business inheritance agreement) to a spouse or a relative up to and including the fourth degree; or

	b)	the transfer, by means of succession mortis causa or inter vivos donation, of ownership and/or control is in favour of a Foundation; or

	c)	the Fair Market Value of the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be) held by such Shareholder represent less than twenty per cent (20%) of the total assets of the Transferred Group (as resulting from the latest available financial statements) and the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be), in the sole judgment of the Company, are not otherwise material to the Transferred Group or the Change of Control transaction;

Change of Control Notification	the notification to be made by a Qualifying Shareholder in respect of whom a Change of Control has occurred, substantially in the form as attached hereto as Schedule 11;

Compensation Amount	has the meaning given to it in clause 20.1;

Conversion Statement
the conversion statement as referred to in Article 16.9 of the Articles pursuant to which one or more Special Voting Shares A are converted into one or more Special Voting Shares B, one or more Special Voting Shares B are converted into one or more Special Voting Shares C, one or more Special Voting Shares C are converted into one or more Special Voting Shares D, one or more Special Voting Shares D are converted into one or more Special Voting Shares E, one or more Special Voting Shares E are converted into one or more Special Voting Shares F, one or more Special Voting Shares F are converted into one or more Special Voting Shares G, one or more Special Voting Shares G are converted into one or more Special Voting Shares H or one or more Special Voting Shares H are converted into one or more Special Voting Shares I substantially in the form as attached hereto as Schedule 9, as amended from time to time;

Deed of Allocation
the private deed of allocation (onderhandse akte van uitgifte of levering) of Special Voting Shares A between (i) the Company or a special purpose entity as referred to in Article 16.6 of the Articles (as the case may be) and (ii) a Qualifying Shareholder, substantially in the form as attached hereto as Schedule 8;

Deed of Retransfer	a private deed of repurchase and transfer (onderhandse akte van inkoop c.q. terugkoop en levering) of Special Voting Shares, substantially in the form as attached hereto as Schedule 12;

De-Registration Form
the form to be completed by a Shareholder requesting to de-register some or all of its Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares from the Loyalty Register and to transfer such shares to the relevant Book Entry System, substantially in the form as attached hereto as Schedule 10;

De-Registration Request	has the meaning given to it in clause 15.1;

Dutch Civil Code	Burgerlijk Wetboek;

Electing Ordinary Shares	Ordinary Shares, not being Qualifying Ordinary Shares, for which a Shareholder has issued a Request for registration in the Loyalty Register;

Election Form	the form to be completed by a Shareholder requesting to register one or more Ordinary Shares in the Loyalty Register, substantially in the form as attached hereto as Schedule 5;

Euronext Milan	the Italian regulated market Euronext Milan, organised and managed by Borsa Italiana S.p.A.

Fair Market Value	the average closing price of an Ordinary Share on Euronext Milan calculated on the basis of the period of five trading days prior to the Change of Control or transfer;

Final Term
the last date of the period for the exercise of the withdrawal right from the Company pursuant to Article 2437, paragraph 1, of the Italian Civil Code in connection with the Redomiciliation (i.e., the fifteenth (15th) day after the registration, with the Companies’ Register of Bergamo, of the resolution of the Brembo’s extraordinary shareholders’ meeting called to resolve upon the Redomiciliation, in accordance with Article 2437-bis, paragraph 1, of the Italian Civil Code);

Foundation	a foundation (or equivalent legal entity), charitable or family foundation (as the case may be) or trustee complying with each and all the following conditions:

	a)	the foundation or trust agreement shall have been established or stipulated by (i) either the relevant Shareholder (ii) or the Ultimate Controlling Person (as of the date of the transfer of the Qualifying Ordinary Shares) of the relevant Shareholder;

	b)	the beneficiary (or the beneficiaries, as the case may be) of the foundation or trust, if any, shall be the transferor(s) itself or transferor’s relative (or relatives, as the case may be) up to and including the fourth degree; and

	c)	the relevant foundation’s bylaws or articles of association or the relevant provisions of the trust agreement shall strictly prohibit the transfer to any third parties of the relevant interest (directly or indirectly) held in the Company to third parties, unless such transfer is imposed by the applicable law upon liquidation or dissolution of the foundation or trust;

Initial Allocation	has the meaning given to it in clause 14.1;

Initial Deed of Allocation	a private deed of allocation (onderhandse akte van toekenning) of Special Voting Shares A or B, substantially in the form as attached hereto as Schedule 4;

Initial Election Form
the form completed by a shareholder of Brembo requesting to confirm the registration of one or more Ordinary Shares which such shareholder will hold in the context of the Redomiciliation in the Loyalty Register and applying for allocation of a corresponding number Special Voting Shares in accordance with clause 14.1, substantially in the form as attached hereto as 1.2.i, as amended from time to time;

Initial Electing Shareholders	has the meaning given to it in clause 14.2;

Initial Electing Ordinary Shares	has the meaning given to it in clause 14.4;

Intermediary	the financial institution or intermediary at which the relevant Shareholder operates its securities account;

Italian Special Register	the special register for the increasing voting rights (maggiorazione del diritto di voto) under the applicable Italian law;

Loyalty Register
that part of the Company’s shareholder register (aandeel-houdersregister) reserved for the registration of Special Voting Shares, Qualifying Ordinary Shares, Initial Electing Ordinary Shares and Electing Ordinary Shares;

Loyalty Transferee	(A) with respect to any Shareholder that is not a natural person:

	a)	any Affiliate of such Shareholder;

	b)	in case of merger of such Shareholder, to the extent the legal entity resulting from the merger is directly or indirectly controlled by the Ultimate Controlling Person of the Shareholder as of the date of effectiveness of the merger, the legal entity resulting from the merger;

	c)	in case of demerger of such Shareholder, to the extent the legal entity ending up with the Qualifying Ordinary Shares is directly or indirectly controlled by the Ultimate Controlling Person of the Shareholder as of the date of effectiveness of the demerger, the legal entity ending up with the Qualifying Ordinary Shares;

	d)	the legal entity resulting from a merger, or the legal entity ending up with the Qualifying Ordinary Shares in the context of a demerger, to the extent both the following conditions are met:

		-	as of the day of effectiveness of the relevant merger or demerger the merging, or demerging, Shareholder is not controlled, and

		-	the Fair Market Value of the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares (as the case may be) held by such Shareholder represent less than twenty per cent (20%) of the total assets of (i) the legal entity resulting from the merger, or (ii) the legal entity ending up with the Initial Electing Ordinary Shares, Electing Ordinary Shares or Qualifying Ordinary Shares in the context of a demerger (in both case as resulting from the latest available financial statements); or

	e)	a Foundation; or

	f)	a trustee to the extent that the beneficiary of the trust is (i) either the relevant Shareholder, (ii) or the Ultimate Controlling Person (as of the date of the transfer of the Qualifying Ordinary Shares), (iii) or Ultimate Controlling Person’s relative (or relatives, as the case may be) up to and including the fourth degree;

(B) with respect to any Shareholder that is a natural person;

	a)	in case of transfers inter vivos, any transferee of the Ordinary Shares following succession or the division of community property between spouses or inter vivos donation to a spouse or relative up to and including the fourth degree;

	b)	in case of transfers mortis causa, inheritance by a spouse or by a relative up to and including the fourth degree; or

	c)	in case of transfers inter vivos or mortis causa, a Foundation or a trustee to the extent that the beneficiary of the trust is the Shareholder or Shareholder’s relative (or relatives, as the case may be) up to and including the fourth degree.

For the avoidance of doubt any transfer to a Loyalty Transferee cannot qualify as a Change of Control;

Mandatory Retransfer Event	has the meaning given to it in clause 17.1;

New Ordinary Share	has the meaning given to it in clause 19.1;

New Special Voting Share	has the meaning given to it in clause 19.1;

Ordinary Shares	ordinary shares (gewone aandelen) in the share capital of the Company;

Power of Attorney
a power of attorney pursuant to which a Shareholder irrevocably authorises and instructs the Company and the Agent to represent such Shareholder and act on its behalf in connection with any allocation, acquisition, sale, repurchase and transfer of any Special Voting Shares in accordance with and pursuant to these SVS Terms, substantially in the form as attached hereto as Schedule 6;

Qualifying Ordinary Shares
Qualifying Ordinary Shares A, Qualifying Ordinary Shares B, Qualifying Ordinary Shares C, Qualifying Ordinary Shares D, Qualifying Ordinary Shares E, Qualifying Ordinary Shares F, Qualifying Ordinary Shares G, Qualifying Ordinary Shares H or Qualifying Ordinary Shares I;

Qualifying Ordinary Shares A	a)	Initial Electing Ordinary Shares that have been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee from the date of execution of the Initial Deed of Allocation and as such give entitlement to Special Voting Shares A; and

	b)	Ordinary Shares that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares A;

Qualifying Ordinary Shares B	a)	Initial Electing Ordinary Shares that have been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee from the date of execution of the Initial Deed of Allocation and as such give entitlement to Special Voting Shares B; and

	b)	Qualifying Ordinary Shares A that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares B;

Qualifying Ordinary Shares C
Qualifying Ordinary Shares B that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares C;

Qualifying Ordinary Shares D
Qualifying Ordinary Shares C that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares D;

Qualifying Ordinary Shares E
Qualifying Ordinary Shares D that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares E;

Qualifying Ordinary Shares F
Qualifying Ordinary Shares E that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares F;

Qualifying Ordinary Shares G
Qualifying Ordinary Shares F that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares G;

Qualifying Ordinary Shares H
Qualifying Ordinary Shares G that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares H;

Qualifying Ordinary Shares I
Qualifying Ordinary Shares H that have for an uninterrupted period of at least one (1) year been registered in the Loyalty Register in the name of one and the same Shareholder or its Loyalty Transferee and as such give entitlement to Special Voting Shares I;

Qualifying Shareholder	the holder of one or more Qualifying Ordinary Shares;

Redomiciliation	the cross-border conversion of Brembo from an Italian S.p.A. to a Dutch N.V.;

Redomiciliation Effective Date	the date on which the Redomiciliation is legally effected;

Registration Confirmation Form
the form completed by a shareholder of Brembo requesting to confirm the registration of one or more Ordinary Shares of the Company which such shareholder will hold in the context of the Redomiciliation in the Loyalty Register, elect to receive a corresponding number of Special Voting Shares B and carry over the holding period from the Italian Special Register for the purpose thereof, substantially in the form as attached hereto as Schedule 3, as amended from time to time;

Request	has the meaning given to it in clause 4.1;

Ultimate Controlling Person
the natural person who ultimately owns or controls a legal entity through direct or indirect ownership of fifty per cent (50%) plus one of the voting rights in an entity, including through bearer shareholdings, or through control via other means;

Shareholder	a holder of one or more Ordinary Shares;

Shareholders with Increased Voting Rights under Italian law	Shareholders that, at the Redomiciliation Effective Date (included), have their voting rights increased (maggiorazione del diritto di voto) under Italian law;

Shareholders with Ordinary Shares Registered in the Italian Special Register before the Announcement Date
Shareholders that (i), at the Redomiciliation Effective Date (included), have not increased yet their voting rights (maggiorazione del diritto di voto) under the Italian law; but (ii) have validly requested the Company to register their Ordinary Shares into the Italian Special Register before the Announcement Date (excluded);

Shareholders with Ordinary Shares Registered in the Italian Special Register between the Announcement Date and the Final Term
Shareholders that (i), at the Redomiciliation Effective Date (included), have not increased yet their voting rights (maggiorazione del diritto di voto) under Italian law; but (ii) have validly requested the Company to register their Ordinary Shares into the Italian Special Register in the period between the Announcement Date (included) and the Final Term (included);

Shareholders with Ordinary Shares Registered in the Italian Special Register after the Final Term
Shareholders that (i), at the Redomiciliation Effective Date (included), have not increased yet their voting rights (maggiorazione del diritto di voto) under Italian law; but (ii) have validly requested the Company to register their Ordinary Shares into the Italian Special Register between the Final Term (excluded) and the Redomiciliation Effective Date (excluded);

Special Capital Reserve	a separate reserve (statutaire reserve) maintained in the books of the Company to pay-up Special Voting Shares;

Special Voting Shares
special voting shares in the capital of the Company. Unless the contrary is apparent, this includes Special Voting Shares A, Special Voting Shares B, Special Voting Shares C, Special Voting Shares D, Special Voting Shares E, Special Voting Shares F, Special Voting Shares G, Special Voting Shares H and Special Voting Shares I;

Special Voting Shares A	the special voting shares A in the share capital of the Company;

Special Voting Shares B	the special voting shares B in the share capital of the Company;

Special Voting Shares C	the special voting shares C in the share capital of the Company;

Special Voting Shares D	the special voting shares D in the share capital of the Company;

Special Voting Shares E	the special voting shares E in the share capital of the Company;

Special Voting Shares F	the special voting shares F in the share capital of the Company;

Special Voting Shares G	the special voting shares G in the share capital of the Company;

Special Voting Shares H	the special voting shares H in the share capital of the Company;

Special Voting Shares I	the special voting shares I in the share capital of the Company;

SVS A Qualification Date	has the meaning given to it in clause 5.1;

SVS B Qualification Date	has the meaning given to it in clause 6.1;

SVS C Qualification Date	has the meaning given to it in clause 7.1;

SVS D Qualification Date	has the meaning given to it in clause 8.1;

SVS E Qualification Date	has the meaning given to it in clause 9.1;

SVS F Qualification Date	has the meaning given to it in clause 10.1;

SVS G Qualification Date	has the meaning given to it in clause 11.1;

SVS H Qualification Date	has the meaning given to it in clause 12.1;

SVS I Qualification Date	has the meaning given to it in clause 13.1;

SVS Terms	the SVS terms of the Company, as amended from time to time; and

Transferred Group
the relevant Shareholder together with its Affiliates, if any, over which control was transferred as part of the same change of control transaction within the meaning of the definition of Change of Control.

1.2.	Interpretation

In these SVS Terms, unless specified otherwise:

a.	a “Clause”, “Recital” or “Schedule” means a clause (including all sub clauses), a recital, or a schedule in or to these SVS Terms;

b.
the Recitals, Schedules and any other attachments to these SVS Terms, form an integral part of these SVS Terms and shall have the same force and effect as if expressly set out in the body of these SVS Terms and a reference to these SVS Terms includes the Recitals, Schedules and any other attachments to these SVS Terms;

c.	the headings are included for convenience of reference only and shall not affect the interpretation of these SVS Terms or of any provisions thereof;

d.
legal terms refer to Dutch legal concepts only; references to legal terms or concepts apply even where the concept referred to by such term does not exist outside the Netherlands and, if necessary, shall include a reference to the term in that jurisdiction outside the Netherlands that most approximates the Dutch term;

e.	the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and interpreted accordingly;

f.
a reference to a person includes any individual, corporation, entity, limited liability partnership, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organisation or government, whether or not having separate legal personality, and wherever incorporated or registered;

g.	the words “as of” shall be deemed to include the date or moment in time specified thereafter;

h.	references to books, records or other information shall include books, records or other information stored in any form, including electronic data carriers and any other form of data carrier; and

I.	the singular includes the plural and vice versa, and use of one gender includes any other.

SCHEDULE 2          INITIAL ELECTION FORM

[Computershare form to be inserted]

SCHEDULE 3          REGISTRATION CONFIRMATION FORM

[Computershare form to be inserted]

SCHEDULE 4          INITIAL DEED OF ALLOCATION

INITIAL PRIVATE DEED OF ALLOCATION

THIS INITIAL PRIVATE DEED OF ALLOCATION (the “Deed”) is entered into on [●] and made between:

1.
BREMBO N.V., a public company (naamloze vennootschap), under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, its principal place of business at Via Brembo, 25, Curno (Bergamo), Italy, and registered with the trade register (handelsregister) of the Dutch Chamber of Commerce (kamer van koophandel) under number [●] (the “Company”); and

2.
[name entity], a [●] company, under the laws of [corporate jurisdiction], having its corporate seat in [●], [●], its principal place of business at [●], [●], and registered in the [name of commercial register] under number [●] (the “Shareholder”).

OR

[name individual], born in [●] on [●], and residing at [●] (the “Shareholder”).

The parties to this Deed are collectively referred to as the “Parties” and individually as a “Party”.

RECITALS:

A.
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of ordinary shares (gewone aandelen) in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s corporate website (www.brembo.com) (the “SVS Terms”). Capitalised terms used in this Deed but not defined in this deed will have the meaning as set out in the SVS Terms.

B.
The Shareholder is the holder of [●] ([●]) Initial Electing Ordinary Shares that have been registered in the Loyalty Register in accordance with the procedure as set out in clause 14 of the SVS Terms. Pursuant to clause 14.2 of the SVS Terms aforesaid Initial Electing Ordinary Shares have become Qualifying Ordinary Shares [A/B] and the holder thereof is entitled to acquire [●] ([●]) Special Voting Shares [A/B].

C.
In view of the foregoing, the Company wishes to issue [●] ([●]) Special Voting Shares [A/B], with a nominal value of [●] eurocent (EUR [●]) each, numbered SVS[A/B]-[●] through SVS[A/B]-[●], to the Shareholder (the “New SVS [A/B]”), such in accordance with clause 14.4 of the SVS Terms.

D.	The issuance of the New SVS [A/B] has been approved by the Board on [●] (the “Board Resolution”).

E.	The Company and the Shareholder shall hereby effect the issuance and the acceptance of the New SVS [A/B] on the terms stated below.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	ISSUANCE

1.1.
The Company hereby issues the New SVS [A/B] to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and this Deed.

1.2.	The New SVS [A/B] shall be registered and no share certificates shall be issued for the New SVS A.

1.3.	The Company shall register the issuance of the New SVS [A/B] in its register of shareholders (aandeelhoudersregister).

2.	ISSUE PRICE

The New SVS [A/B] are issued at nominal value (nominale waarde), and therefore at an issue price of [●] eurocent (EUR [●]) per share, amounting to [●] euro (EUR [●]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve.

3.	LEGAL RELATIONSHIP

3.1.	The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles of Association and Dutch law.

3.2.	The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future.

4.	GENERAL

4.1.
Each Party hereby waives, to the extent permitted by law, the right to partially or wholly rescind (ontbinden) or partially or wholly nullify (vernietigen) or otherwise terminate this Deed. The Parties hereby agree to exclude the applicability of Section 6:230, paragraph 2 of the Dutch Civil Code.

4.2.
This Deed may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Deed by signing any such counterpart.

4.3.	This Deed is governed by and shall be construed in accordance with the laws of the Netherlands.

4.4.	All disputes arising out of or in connection with this Deed shall be submitted exclusively to the competent court in Amsterdam, the Netherlands.

- Signature page to follow -

- Signature page Initial Private Deed of Allocation –

Agreed upon and signed by:

BREMBO N.V. By:	BREMBO N.V. By:
Position:	Position:

[Shareholder] By:	[Shareholder] By:
Position:	Position:

SCHEDULE 5          ELECTION FORM

[Computershare form to be inserted]

SCHEDULE 6          POWER OF ATTORNEY

POWER OF ATTORNEY

THE UNDERSIGNED:

[name entity], a [●] company, under the laws of [corporate jurisdiction], having its corporate seat in [●], [●], its principal place of business at [●], [●], and registered in the [name of commercial register] under number [●] (the “Shareholder”).

OR

[name individual], born in [●] on [●], and residing at [●] (the “Shareholder”).

hereby grants to each of:

A.	Brembo S.p.A., or, after the Redomiciliation, Brembo N.V. (the “Company”); and

B.	Computershare S.p.A.,

(the “Representative”), acting severally and not jointly (with single signature),

a limited power of attorney to, on behalf of the Principal, represent him/her/it and act on his/her/its behalf in connection with the registration, in the name of the Shareholder, of the Ordinary Shares and Special Voting Shares in the Loyalty Register, as well as with any issuance, allocation, acquisition, transfer, conversion and/or repurchase of any Special Voting Share, in accordance with and pursuant to the terms and conditions with respect to special voting shares as accessible via the Company’s corporate website (www.brembo.com) (the “SVS Terms”), including but not limited to the execution of the Initial Deed of Allocation, any Deed of Allocation and any Deed of Retransfer.

The capitalised terms used in this power of attorney but not defined in this power of attorney will have the meaning as set out in the SVS Terms.

The Representative is not liable for any loss or damage, directly and indirectly suffered by the Shareholder as a result of any act or omission of the Representative in connection with this power of attorney, with the exception of loss or damage caused by the intentional or deliberately reckless conduct of the Representative.

This power of attorney is governed exclusively by Dutch law.

[name of the Shareholder]
by: [name signatory]
place:
date:

Note:

Please send the following documents to the Company or the Agent:

a.	a duly signed and dated power of attorney;

b.	for each person signing the power of attorney, a copy of the information and signature page from that person’s valid passport;

if the Shareholder is a legal entity:

c.	a copy of an extract from the trade register or an independent proof of the Shareholder’s existence;

d.	a proof of the undersigned’s authority to represent the Shareholder;

if the Shareholder is a natural person:

e.	a utility bill of the Shareholder (not older than three months).

SCHEDULE 8          DEED OF ALLOCATION

PRIVATE DEED OF ALLOCATION

THIS PRIVATE DEED OF ALLOCATION (the “Deed”) is entered into on [●] and made between:

1.
BREMBO N.V., a public company (naamloze vennootschap), under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, its principal place of business at Via Brembo, 25, Curno (Bergamo), Italy, and registered with the trade register (handelsregister) of the Dutch Chamber of Commerce (kamer van koophandel) under number [●] (the “Company”); and

2.
[name entity], a [●] company, under the laws of [corporate jurisdiction], having its corporate seat in [●], [●], its principal place of business at [●], [●], AND registered in the [name of commercial register] under number [●] (the “Shareholder”).

OR

[name individual], born in [●] on [●], and residing at [●] (the “Shareholder”).

The parties to this Deed are collectively referred to as the “Parties” and individually as a “Party”.

RECITALS:

A.
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of ordinary shares (gewone aandelen) in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s corporate website (www.brembo.com) (the “SVS Terms”). Capitalised terms used in this Deed but not defined in this deed will have the meaning as set out in the SVS Terms.

B.
The Shareholder is the holder of [●] ([●]) Electing Ordinary Shares that have been registered in the Loyalty Register for an uninterrupted period of one year. Pursuant to clause 5 of the SVS Terms, aforesaid Electing Ordinary Shares have become Qualifying Ordinary Shares A and the holder thereof is entitled to acquire [●] ([●]) Special Voting Shares A.

C.
In view of the foregoing, the Company wishes to [issue/transfer] [●] ([●]) Special Voting Shares A, with a nominal value of one eurocent (EUR 0.01) each, numbered SVSA-[●] through SVSA-[●], to the Shareholder (the “[New/Existing] SVS A”), such in accordance with clause 5.3 of the SVS Terms.

D.	The [issuance/transfer] of the [New/Existing] SVS A has been approved by the Board on [●] (the “Board Resolution”).

E.	The Company and the Shareholder shall hereby effect the [issuance/transfer] and the acceptance of the [New/Existing] SVS A on the terms stated below.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	[ISSUANCE/TRANSFER

1.1.
The Company hereby [issues/transfers] the [New/Existing] SVS A to the Shareholder and the Shareholder hereby accepts the same from the Company, all on the terms set out in the SVS Terms, the Board Resolution and this Deed.

1.2.	The [New/Existing] SVS A shall be registered and no share certificates shall be issued for the [New/Existing] SVS A.

1.3.	The Company shall register the [issuance/transfer] of the [New/Existing] SVS A in its register of shareholders (aandeelhoudersregister).

2.	[ISSUE] PRICE

[The New SVS A are issued at nominal value (nominale waarde), and therefore at an issue price of one eurocent (EUR 0.01) per share, amounting to [●] euro (EUR [●]) in the aggregate and are paid up in full at the expense of the Special Capital Reserve./The Existing SVS A are transferred for no consideration.]

3.	LEGAL RELATIONSHIP

3.1.	The legal relationship between the Company and the Shareholder will be governed by the SVS Terms, the Articles of Association and Dutch law.

3.2.	The Shareholder accepts the SVS Terms and the Articles as they now read or as they shall read at any time in the future.

4.	GENERAL

4.1.
Each Party hereby waives, to the extent permitted by law, the right to partially or wholly rescind (ontbinden) or partially or wholly nullify (vernietigen) or otherwise terminate this Deed. The Parties hereby agree to exclude the applicability of Section 6:230, paragraph 2 of the Dutch Civil Code.

4.2.
This Deed may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Deed by signing any such counterpart.

4.3.	This Deed is governed by and shall be construed in accordance with the laws of the Netherlands.

4.4.	All disputes arising out of or in connection with this Deed shall be submitted exclusively to the competent court in Amsterdam, the Netherlands.

- Signature page to follow -

- Signature page Initial Private Deed of Allocation –

THIS DEED has been signed by the parties (or their duly authorised representatives) on the date stated at the beginning of this Deed.

BREMBO N.V. By:	BREMBO N.V. By:
Position:	Position:

[Shareholder] By:	[Shareholder] By:
Position:	Position:

SCHEDULE 9          CONVERSION STATEMENT

CONVERSION STATEMENT
DATED _________________

relating to the conversion of Special Voting Shares [A/B/C/D/E/F/G/H] into Special Voting Shares [B/C/D/E/F/G/H/I]

Brembo N.V. (the “Company”) has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of ordinary shares (gewone aandelen) in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s corporate website (www.brembo.com) (the “SVS Terms”). Capitalised terms used in this statement but not defined in this conversion statement will have the meaning as set out in the SVS Terms.

[name Shareholder] holds [●] ([●]) Special Voting Shares [A/B/C/D/E/F/G/H], with a nominal value of [●] eurocent (EUR [●]) each (the “Existing SVS [A/B/C/D/E/F/G/H]”), whereby the Ordinary Shares corresponding to the Existing SVS [A/B/C/D/E/F/G/H] have become Qualifying Ordinary Shares [B/C/D/E/F/G/H/I] as from [●], and thus giving entitlement to Special Voting Shares [B/C/D/E/F/G/H/I], such in accordance with clause 6 of the SVS Terms.

Conversion

In view of the foregoing, the Company hereby issues this conversion statement pursuant to which the Existing SVS [A/B/C/D/E/F/G/H] are converted into an equal number of Special Voting Shares [B/C/D/E/F/G/H/I], with a nominal value of [●] eurocent (EUR [●]) each (the “New SVS [B/C/D/E/F/G/H/I]”), such in accordance with Article 16.9 of the Articles and clause [6.3/7.2/8.2/9.2/10.2/11.2/12.2/13.2] of the SVS Terms.

This conversion takes immediate effect. The New SVS [B/C/D/E/F/G/H/I] shall be registered and no share certificates shall be issued for the New SVS [B/C/D/E/F/G/H/I]. The Company shall register the issuance of the New SVS [B/C/D/E/F/G/H/I] in its register of shareholders (aandeelhoudersregister).

The difference between the nominal value of the Existing SVS [A/B/C/D/E/F/G/H] and of the New SVS [B/C/D/E/F/G/H/I], amounting to [●] euro (EUR [●]) in the aggregate, are paid up in full at the expense of the Special Capital Reserve.

- Signature page to follow -

– Signature page Conversion Statement New SVS [B/C/D/E/F/G/H/I] –

THIS CONVERSION STATEMENT has been signed on the date stated at the beginning of this statement.

BREMBO N.V. By:	BREMBO N.V. By:
Position:	Position:

SCHEDULE 10          DE-REGISTRATION FORM

[Computershare form to be inserted]

SCHEDULE 11          CHANGE OF CONTROL NOTIFICATION

CHANGE OF CONTROL NOTIFICATION
DATED ___________________________

This notification serves to notify Brembo N.V. of the occurrence of a Change of Control relating to the holder of ordinary shares registered in the loyalty register. Please read, complete and sign this Change of Control Notification in accordance with the instructions contained herein.

1.	CHANGE OF CONTROL NOTIFICATION

I hereby declare that a Change of Control has occurred in relation to the undersigned, as holder of Ordinary Shares registered in the Loyalty Register of the Company. This Change of Control Notification is accompanied by the attached duly completed De-Registration Form in relation to all Ordinary Shares as stated under paragraph 3 of this Change of Control Notification.

2.	DATE AND CAUSE OF CHANGE OF CONTROL

Date on which the Change of Control occurred:

Cause of the Change of Control:

3.	PERSONAL DETAILS AND NUMBER OF ORDINARY SHARES REGISTERED IN THE LOYALTY REGISTER OF HOLDER

Name(s) of Shareholder(s):[1],2

Address:

City:

Zip Code:

Country:

Authorised representative, if applicable:

Capacity, if applicable (full title):

Phone number:

E-mail address:

Aggregate number of Ordinary Shares registered in the Loyalty Register of the Company in your name:

1 The Change of Control Notification must be signed by the registered holder(s) exactly as such name(s) appear(s) in the Loyalty Register of the Company.
2 If the signature is placed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide proof of the signatory’s authority to represent the Shareholder.

4.	GOVERNING LAW AND DISPUTE RESOLUTION

4.1.	This Change of Control Notification is governed by and shall be construed in accordance with the laws of the Netherlands.

4.2.	All disputes arising out of or in connection with this Change of Control Notification shall be submitted exclusively to the competent court in Amsterdam, the Netherlands.

- Signature page to follow –

- Signature page Change of Control Notification –

THIS CHANGE OF CONTROL NOTIFICATION has been signed on the date stated at the beginning of this statement.

[Shareholder] By:	[Shareholder] By:
Position:	Position:

SCHEDULE 12          DEED OF RETRANSFER

THIS PRIVATE DEED OF RETRANSFER (the “Deed”) is entered into on [●] and made between:

1.
[name entity], a [●] company, under the laws of [corporate jurisdiction], having its corporate seat IN [●], [●], its principal place of business at [●], [●], and registered in the [name of commercial register] under number [●] (the “Shareholder”); and

OR

[name individual], born in [●] on [●], and residing at [●] (the “Shareholder”); and

2.
BREMBO N.V., a public company (naamloze vennootschap), under the laws of the Netherlands, with its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, its principal place of business at Via Brembo, 25, Curno (Bergamo), Italy, and registered with the trade register (handelsregister) of the Dutch Chamber of Commerce (kamer van koophandel) under number [●] (the “Company”).

The parties to this Deed are collectively referred to as the “Parties” and individually as a “Party”.

RECITALS:

A.
The Company has a special voting scheme pursuant to which shareholders can be rewarded with multiple voting rights for long-term ownership of ordinary shares (gewone aandelen) in the capital of the Company. The terms and conditions with respect to special voting shares are accessible via the Company’s corporate website (www.brembo.com) (the “SVS Terms”). Capitalised terms used in this Deed but not defined in this deed will have the meaning as set out in the SVS Terms.

B.
[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares A, with a nominal value of one eurocent (EUR 0.01) each, numbered SVSA-[●] through SVSA-[●] acquired on [●] by way of an issuance [(the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares B, with a nominal value of two eurocent (EUR 0.02) each, numbered SVSB-[●] through SVSB-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares C, with a nominal value of three eurocent (EUR 0.03) each, numbered SVSC-[●] through SVSC-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares D, with a nominal value of four eurocent (EUR 0.04) each, numbered SVSD-[●] through SVSD-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares E, with a nominal value of five eurocent (EUR 0.05) each, numbered SVSE-[●] through SVSE-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares F, with a nominal value of six eurocent (EUR 0.06) each, numbered SVSF-[●] through SVSF-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares G, with a nominal value of seven eurocent (EUR 0.07) each, numbered SVSG-[●] through SVSG-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares H, with a nominal value of eight eurocent (EUR 0.08) each, numbered SVSH-[●] through SVSH-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

AND/OR

[The Shareholder is the owner of fully paid up [●]([●]) Special Voting Shares I, with a nominal value of nine eurocent (EUR 0.09) each, numbered SVSI-[●] through SVSI-[●] acquired on [●] by way of a conversion [([collectively,] the “Offered SVS”);]

C.
On [●], the Agent, acting on behalf of the Company, received a duly completed De-Registration Form with respect to [●]([●]) Qualifying Ordinary Shares of the Shareholder, registered in the Loyalty Register.

D.
In view of the foregoing, the Shareholder wishes to offer and transfer to the Company the corresponding Special Voting Shares, being the Offered SVS, for no valuable consideration (om niet), such in accordance with clause 17.5 of the SVS Terms.

E.
The Company and the Shareholder shall hereby effect the repurchase and transfer of the Offered SVS in accordance with Section 2:98 and Section 2:86c of the Dutch Civil Code and the terms set out below.

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	REPURCHASE

1.1.	The Shareholder hereby offers and transfers the Offered SVS for no valuable consideration (om niet) to the Company and the Company hereby accepts the same from the Shareholder.

1.2.	The Offered SVS are registered and no share certificates have been issued for the Offered SVS.

2.	WARRANTIES

The Shareholder warrants to the Company that he has full and unencumbered title to the Offered SVS.

3.	ACKNOWLEDGMENT

The Company shall record the transfer of the Offered SVS effected by this Deed in its register of shareholders (aandeelhoudersregister).

4.	GENERAL

4.1.
Each Party hereby waives, to the extent permitted by law, the right to partially or wholly rescind (ontbinden) or partially or wholly nullify (vernietigen) or otherwise terminate this Deed. The Parties hereby agree to exclude the applicability of Section 6:230, paragraph 2 of the Dutch Civil Code.

4.2.
This Deed may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. The Parties may enter into this Deed by signing any such counterpart.

4.3.	This Deed is governed by and shall be construed in accordance with the laws of the Netherlands.

4.4.	All disputes arising out of or in connection with this Deed shall be submitted exclusively to the competent court in Amsterdam, the Netherlands.

- Signature page to follow -

- Signature page Initial Private Deed of Retransfer –

THIS DEED has been signed by the parties (or their duly authorised representatives) on the date stated at the beginning of this Deed.

[Shareholder] By:	[Shareholder] By:
Position:	Position:

BREMBO N.V. By:	BREMBO N.V. By:
Position:	Position: